UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2007

JUPITERMEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-26393	06-1542480
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Old Kings Highway South, Darien, CT	06820
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 662-2800

Not Applicable

(Former name or former address, if changed since last report)

Item 1.01.	Entry into a Material Definitive Agreement.

Credit Agreement and Related Agreements

On July 12, 2007, the Registrant entered into a Credit and Security Agreement, dated as of July 12, 2007 (the “Credit Agreement”), among the Registrant, as borrower, the lenders party thereto (the “Lenders”), KeyBank National Association, as the lead arranger, sole book runner and administrative agent (the “Administrative Agent”), and Citizens Bank, N.A., as Syndication Agent. The Credit Agreement provides for $115 million senior credit facility. The senior credit facility is comprised of (i) a $75 million term loan facility, that was drawn in full on July 12, 2007, and (ii) a $40 million revolving credit facility, including a $2 million sublimit for letters of credit and a $5 million swingline facility. The Registrant used proceeds of the term loan to refinance its previous credit facility and to pay fees and expenses incurred in connection with the Credit Agreement and will use the balance, as well as borrowings under the revolving credit facility, for working capital and other general corporate purposes, including financing permitted acquisitions. Subject to the satisfaction of certain conditions and the willingness of the Lenders to extend additional credit, the Credit Agreement provides that the Registrant may, at any time before six months prior to July 11, 2012, increase the revolving credit facility or term loan facility up to an aggregate amount not to exceed $35 million.

Obligations under the Credit Agreement are secured by a first priority security interest in (i) all present and future capital stock or other membership, equity, ownership or profits interests of all its direct and indirect domestic subsidiaries (excluding, however, all present and future (if any) domestic subsidiaries owned by the Registrant’s foreign subsidiaries); (ii) 65% of the voting stock (and 100% of the nonvoting stock) of all present and future first-tier foreign subsidiaries and (iii) substantially all of the tangible and intangible assets of the Registrant and its present and future direct and indirect domestic subsidiaries (excluding, however, all present and future (if any) domestic subsidiaries owned by the Registrant’s foreign subsidiaries). In addition, all of the obligations of the Registrant under the Credit Agreement are guaranteed by the present and future direct and indirect domestic subsidiaries of the Registrant.

Borrowings under the Credit Agreement bear interest, at the Registrant’s option, at the Eurodollar Rate or the Base Rate (which is defined as the greater of (x) the prime rate, as established from time to time by KeyBank National Association, or (y) one-half of one percent (0.50%) in excess of the Federal Funds Effective Rate), plus an applicable margin. The applicable margin for Eurodollar Rate term loans, is between 2.25% and 2.75%, depending on the Registrant’s ratio of consolidated indebtedness to consolidated EBITDA as calculated pursuant to the Credit Agreement (the “Leverage Ratio”), and is adjusted quarterly. The applicable margin for Base Rate term loans is between 0.50% and 1.00%, depending on the Leverage Ratio, and is adjusted quarterly. Through November 30, 2007, the applicable margin for Eurodollar Rate revolving loans and Base Rate revolving loans is 2.75% and 1.00%, respectively. Commencing December 1, 2007 and thereafter, the applicable margin for Eurodollar Rate loans is between 1.50% and 2.75%, depending on the Leverage Ratio, and is adjusted quarterly, and the applicable margin for Base Rate loans is between 0.00% and 1.00%, depending on the Leverage Ratio, and is adjusted quarterly. During the continuance of an Event of Default (as defined in the Credit Agreement), at the election of the Required Lenders (as defined in the Credit Agreement) or automatically in the case of a payment default or a bankruptcy or insolvency Event of Default, the principal and unpaid interest owing under the Credit Agreement will bear interest at a rate per annum equal to 2.00% in excess of the rate otherwise applicable, and in the case of any other amount not paid when due, if no rate is specified or available, 2.00% plus the rate then applicable to Base Rate term loans. The Registrant is required to pay the Lenders under the revolving credit facility a commitment fee, payable quarterly in arrears, on the average daily amount of the unused revolving credit facility commitments during the period for which payment is made at a rate per annum of 0.50% until November 30, 2007 and, commencing December 1, 2007, at a per annum rate of between 0.25% and 0.50%, depending upon the Leverage Ratio.

The term loan is payable in 24 consecutive quarterly installments of (i) $187,500, in the case of each of the first 23 installments, on the last day of each March, June, September and December commencing on September 30, 2007 and ending on March 31, 2013 and (ii) the balance thereof payable in full, in the case of the 24th installment due on July 11, 2013. The revolving credit facility terminates on July 11, 2012 at which time outstanding borrowings under the revolving credit facility are due. The Registrant may optionally prepay loans under the Credit Agreement at any time, without penalty. Loans are subject to mandatory prepayment with 100% of the net cash proceeds of certain indebtedness (excluding indebtedness permitted to be incurred under the Credit Agreement), 50% of the net cash proceeds of equity offerings (excluding equity offered pursuant to management incentive plans or to finance permitted acquisitions), 100% of the net cash proceeds of asset sales and recovery events, subject to reinvestment rights in the case of asset sales and recovery events.

The Credit Agreement contains customary representations and warranties as well as affirmative and negative covenants. Affirmative covenants include, among others, financial and other reporting, maintenance of existence, payment of obligations, maintenance of properties and insurance, compliance with laws and an agreement to cause future domestic subsidiaries to guarantee the obligations of the Borrower under the Credit Agreement and to grant security interests on their assets. Negative covenants include, among others, limitations on incurrence of additional indebtedness, limitations on incurring additional liens, limitations on mergers and asset sales, limitations on investments, guarantees and acquisitions, other than acquisitions permitted under the Credit Agreement, limitations on dividends, share redemptions and other restricted payments and restrictions on affiliated party transactions. The Credit Agreement also includes as financial covenants: (i) a Leverage Ratio test pursuant to which the Registrant is not allowed to permit its Leverage ratio to exceed (A) 3.25 to 1.00 through June 29, 2008, (B) 3.00 to 1.00 on June 30, 2008 through June 29, 2009, (C) 2.75 to 1.00 on June 30, 2009 through June 29, 2010 and (D) 2.5 to 1.00 on June 30, 2010 and thereafter; (ii) an interest coverage ratio test pursuant to which the Registrant is not permitted to allow its Interest Coverage Ratio (as defined in the Credit Agreement) to be less than 3.00 to 1.00; and (iii) a limitation on Capital Expenditures. The Credit Agreement contains customary events of default, including among others, non payment of principal, interest or other amounts when due, inaccuracy of representations and warranties, violation of covenants, cross defaults with other indebtedness, a Change of Control (as defined in the Credit Agreement), certain undischarged judgments, material adverse change or the occurrence of certain bankruptcy or ERISA events. Upon the occurrence and during the continuance of an event of default under the Credit Agreement, the Required Lenders may declare the loans and all other obligations under the Credit Agreement immediately due and payable. A bankruptcy event of default causes such obligations automatically to become immediately due and payable.

The obligations of the Registrant under the Credit Agreement are guaranteed by the material domestic subsidiaries of the Registrant pursuant to separate Guaranty of Payment Agreements (the “Guaranty Agreements”), each dated July 12, 2007, and entered into by each of Jupiterimages Corporation, I-Venture Management LLC and Workbook, Inc., respectively (the “Guarantors”), and the Administrative Agent on behalf of the Lenders. The obligations of the Registrant under the Credit Agreement and related loan documents and the guarantee obligations of the Guarantors under the Guaranty Agreements are secured by substantially all of the assets of the Guarantors pursuant to (x) separate Security Agreements (the “Security Agreements”), each dated July 12, 2007, and entered into by each of Jupiterimages Corporation, I-Venture Management LLC and Workbook, Inc., respectively, and the Administrative Agent on behalf of the Lenders and (y) separate Intellectual Property Security Agreements (the “IP Security Agreements”) and Pledge Agreements (the “Pledge Agreements”), each dated July 12, 2007, and entered into by the Registrant and Jupiterimages Corporation, respectively, and the Administrative Agent on behalf of the Lenders.

The descriptions of the Credit Agreement, the Guaranty Agreements, the Security Agreements, the IP Security Agreements and the Pledge Agreements contained herein are qualified in their entirety by reference to those agreements, copies of which are filed herewith as Exhibits 10.1, 10.2 through 10.4, 10.5 through 10.7, 10.8 through 10.9 and 10.10 through 10.11, respectively, and are incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

On July 12, 2007, the Registrant entered into a Credit Agreement (as defined in Item 1.01 of this Current Report) and used a portion of those funds to refinance its obligations under the credit agreement (the “Prior Credit Agreement”), dated as of December 22, 2005, among the Registrant, as borrower, the lenders party thereto, LaSalle Bank National Association, as Syndication Agent, KeyBank National Association, as Documentation Agent and JPMorgan Chase Bank, N.A., as Administrative Agent, as amended by Amendment No. 1 to the Prior Credit Agreement, dated as of March 28, 2006 (“Amendment No. 1”) and Amendment No. 2 to the Prior Credit Agreement, dated as of November 7, 2006 (“Amendment No. 2”). The Prior Credit Agreement, Amendment No. 1 and Amendment No. 2 have previously been filed as Exhibits 10.1, 10.2 and 10.1, respectively, of the Current Reports on Form 8-K filed by the Registrant with the Securities and Exchange Commission on December 28, 2005, March 31, 2006 and November 13, 2006 and are incorporated herein by reference.

The Prior Credit Agreement provided for a $100 million senior credit facility (comprised of a $50 million term loan facility and a $50 million revolving credit facility), which replaced the senior term loan provided under the Credit Agreement, dated as of July 18, 2005, by and among the Registrant, as borrower, JPMorgan, as administrative agent and as lender. The Prior Credit Agreement required the repayment by the Registrant of principal of the term loan in 12 consecutive quarterly installments of (i) $4 million, in the case of each of the first 11 installments, on the last day of each March, June, September and December commencing on March 31, 2006 and ending on September 30, 2008 and (ii) $6 million, in the case of the 12th installment due on December 22, 2008. The revolving credit facility under the Prior Credit Agreement was scheduled to terminate on December 22, 2008 at which time outstanding borrowings under the revolving credit facility would be due. Proceeds from the Prior Credit Agreement were used to refinance the Registrant’s prior credit facility, for working capital needs and general corporate purposes. The Registrant did not incur any penalty for prepayment of its borrowings under the Prior Credit Agreement.

The description of the Prior Credit Agreement contained herein, as amended by Amendment No. 1 and Amendment No. 2, is qualified in its entirety by reference to the Prior Credit Agreement, Amendment No. 1 and Amendment No. 2, copies of which have previously been filed as Exhibits 10.1, 10.2 and 10.1, respectively, of the Current Reports on Form 8-K filed by the Registrant with the Securities and Exchange Commission on December 28, 2005, March 31, 2006 and November 13, 2006.

In addition to the termination of the Registrant’s obligations under the Prior Credit Agreement, the guarantees delivered by certain material subsidiaries of the Registrant pursuant to a Guaranty

Agreement, dated December 22, 2005, among the material subsidiaries in favor of JPMorgan also terminate as a result of the refinancing. As a result of the termination of the Guaranty Agreement, the agreements securing the obligations of the Registrant and the guarantee obligations of the material subsidiaries by pledging substantially all of the assets of the Registrant and the material subsidiaries, the Security Agreement and the Pledge Agreement, each dated December 22, 2005, among the Registrant, the material subsidiaries and JPMorgan, terminate as well. The descriptions of the Guaranty Agreement, the Security Agreement and the Pledge Agreement contained herein are qualified in their entirety by reference to those agreements, copies of which have previously been filed as Exhibits 10.2, 10.3 and 10.4, respectively, of the Current Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission on December 28, 2005.

Item 2.03.	Creation of a Direct Financial Obligation

On July 12, 2007, the Registrant borrowed an aggregate of $75 million (the “Loan”) under the Credit Agreement (as defined in Item 1.01 of this Current Report). The Loan consists of $75 million borrowed under the term loan facility. The terms of the Credit Agreement are more fully described in Item 1.01 of this Current Report. Borrowings under the Credit Agreement bear interest, at the Registrant’s option, at the Eurodollar Rate or the Base Rate (which is defined as the greater of (x) the prime rate, as established from time to time by KeyBank National Association, or (y) one-half of one percent (0.50%) in excess of the Federal Funds Effective Rate), plus an applicable margin. The applicable margin for Eurodollar Rate term loans, is between 2.25% and 2.75%, depending on the Leverage Ratio, and is adjusted quarterly. The applicable margin for Base Rate term loans is between 0.50% and 1.00%, depending on the Leverage Ratio, and is adjusted quarterly. Through November 30, 2007, the applicable margin for Eurodollar Rate revolving loans and Base Rate revolving loans is 2.75% and 1.00%, respectively. Commencing December 1, 2007 and thereafter, the applicable margin for Eurodollar Rate loans is between 1.50% and 2.75%, depending on the Leverage Ratio, and is adjusted quarterly, and the applicable margin for Base Rate loans is between 0.00% and 1.00%, depending on the Leverage Ratio, and is adjusted quarterly. The Registrant is required to pay the Lenders under the revolving credit facility a commitment fee, payable quarterly in arrears, on the average daily amount of the unused revolving credit facility commitments during the period for which payment is made at a rate per annum of 0.50% until November 30, 2007 and, commencing December 1, 2007, at a per annum rate of between 0.25% and 0.50%, depending upon the Leverage Ratio. The term loan is payable in 24 consecutive quarterly installments of (i) $187,500, in the case of each of the first 23 installments, on the last day of each March, June, September and December commencing on September 30, 2007 and ending on March 31, 2013 and (ii) the balance thereof payable in full, in the case of the 24th installment due on July 11, 2013. The revolving credit facility terminates on July 11, 2012 at which time outstanding borrowings under the revolving credit facility are due.

Item 7.01.	Regulation FD Disclosure

On July 13, 2007, the Registrant issued a press release announcing the closing of the $115 million credit facility with KeyBanc Capital Markets. The loan is more fully described in Item 1.01 of this Current Report. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits:

10.1 Credit Agreement, dated July 12, 2007, among Jupitermedia Corporation, as borrower, the lenders party thereto, KeyBank National Association, as the lead arranger, sole book runner and administrative agent, and Citizens Bank, N.A., as Syndication Agent.

10.2 Guaranty of Payment Agreement, dated July 12, 2007, among Jupiterimages Corporation as guarantor in favor of KeyBank National Association, as Administrative Agent.

10.3 Guaranty of Payment Agreement, dated July 12, 2007, among I-Venture Management LLC as guarantor in favor of KeyBank National Association, as Administrative Agent.

10.4 Guaranty of Payment Agreement, dated July 12, 2007, among Workbook, Inc. as guarantor in favor of KeyBank National Association, as Administrative Agent.

10.5 Security Agreement, dated July 12, 2007, among Jupiterimages Corporation as pledgor and KeyBank National Association, as Administrative Agent.

10.6 Security Agreement, dated July 12, 2007, among I-Venture Management LLC as pledgor and KeyBank National Association, as Administrative Agent.

10.7 Security Agreement, dated July 12, 2007, among Workbook, Inc. as pledgor and KeyBank National Association, as Administrative Agent.

10.8 Intellectual Property Security Agreement, dated July 12, 2007, among Jupiterimages Corporation as pledgor and KeyBank National Association, as Administrative Agent.

10.9 Intellectual Property Security Agreement, dated July 12, 2007, among Jupitermedia Corporation as borrower and KeyBank National Association, as Administrative Agent.

10.10 Pledge Agreement, dated July 12, 2007, among Jupitermedia Corporation, as borrower and KeyBank National Association, as Administrative Agent.

10.11 Pledge Agreement, dated July 12, 2007, among Jupiterimages Corporation, as pledgor and KeyBank National Association, as Administrative Agent.

99.1 Press Release, dated July 13, 2007, of Jupitermedia Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

JUPITERMEDIA CORPORATION

By	/s/ Donald J. O’Neill
Name:	Donald J. O’Neill
Title:	Vice President and Chief Financial Officer

Date: July 18, 2007

EXHIBIT INDEX

Exhibit:

10.1 Credit Agreement, dated July 12, 2007, among Jupitermedia Corporation, as borrower, the lenders party thereto, KeyBank National Association, as the lead arranger, sole book runner and administrative agent, and Citizens Bank, N.A., as Syndication Agent.

10.2 Guaranty of Payment Agreement, dated July 12, 2007, among Jupiterimages Corporation as guarantor in favor of KeyBank National Association, as Administrative Agent.

10.3 Guaranty of Payment Agreement, dated July 12, 2007, among I-Venture Management LLC as guarantor in favor of KeyBank National Association, as Administrative Agent.

10.4 Guaranty of Payment Agreement, dated July 12, 2007, among Workbook, Inc. as guarantor in favor of KeyBank National Association, as Administrative Agent.

10.5 Security Agreement, dated July 12, 2007, among Jupiterimages Corporation as pledgor and KeyBank National Association, as Administrative Agent.

10.6 Security Agreement, dated July 12, 2007, among I-Venture Management LLC as pledgor and KeyBank National Association, as Administrative Agent.

10.7 Security Agreement, dated July 12, 2007, among Workbook, Inc. as pledgor and KeyBank National Association, as Administrative Agent.

10.8 Intellectual Property Security Agreement, dated July 12, 2007, among Jupiterimages Corporation as pledgor and KeyBank National Association, as Administrative Agent.

10.9 Intellectual Property Security Agreement, dated July 12, 2007, among Jupitermedia Corporation as borrower and KeyBank National Association, as Administrative Agent.

10.10 Pledge Agreement, dated July 12, 2007, among Jupitermedia Corporation, as borrower and KeyBank National Association, as Administrative Agent.

10.11 Pledge Agreement, dated July 12, 2007, among Jupiterimages Corporation, as pledgor and KeyBank National Association, as Administrative Agent.

99.1 Press Release, dated July 13, 2007, of Jupitermedia Corporation.